                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Information Fund

        In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: November 19, 2003                             /s/ Ronald E. Robison
                                                    ----------------------
                                                    Ronald E. Robison
                                                    Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Information Fund and will be retained by Morgan Stanley Information Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Information Fund

        In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: November 19, 2003                             /s/ Francis Smith
                                                    ------------------
                                                    Francis Smith
                                                    Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Information Fund and will be retained by Morgan Stanley Information Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Information Fund

        In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: December 8, 2003                              /s/ Ronald E. Robison
                                                    ----------------------
                                                    Ronald E. Robison
                                                    Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Information Fund and will be retained by Morgan Stanley Information Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Information Fund

        In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: December 8, 2003                              /s/ Francis Smith
                                                    ------------------
                                                    Francis Smith
                                                    Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Information Fund and will be retained by Morgan Stanley Information Fund and furnished to the Securities and Exchange Commission or its staff upon request.